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         Supplement Dated June 1, 1999 to Prospectus dated May 1, 1999 for Pacific One Variable Annuity
           Issued by Pacific Life Insurance Company  ("Prospectus")



This supplement amends your Prospectus as follows:

For Contracts issued on June 1, 1999 or later, we will allocate any Purchase Payments we receive in accordance with your application or most recent instructions regardless of where you reside. We will no longer require that we hold your initial Purchase Payments in the Money Market Investment Option until your free look transfer date if your Contract is delivered in a state that requires us to refund premium if you exercise your right to cancel.

We also will waive the restriction on transfers from the Money Market Investment Option before the free look transfer date.

Short-Term Cancellation Right ("Free Look")

You may return your Contract for cancellation and a full refund during your "Free Look Period." Your Free Look Period is usually the 10-day period beginning on the day you receive your Contract, but may vary if required by state law. For more information, see APPENDIX A: STATE LAW VARIATIONS. If you return your Contract, it will be canceled and treated as void from your Contract Date. You will then receive a refund as follows:

       .  All of your Purchase Payments allocated to the Fixed Option, and

       . your Variable Account Value as of the end of the Business Day on which we receive your Contract for cancellation, plus a refund of any amounts that may have been deducted from your Variable Account Value as Contract charges to pay premium taxes and/or other taxes.

Thus, an Owner who returns a Contract within the Free Look Period bears only the investment risk on amounts attributable to Purchase Payments. If you are an Eligible Person and we credit additional amounts to your Contract as described in CHARGES, FEES, AND DEDUCTIONS - Waivers and Reduced Charges, if you return your Contract during the Free Look Period you will receive any amounts that we add as a credit and any gains on the amounts credited. You will receive any Contract fees and charges that we deducted from the credited amounts. We have applied to the Securities and Exchange Commission for an exemptive order to change the amount you would receive if you return your Contract during the Free Look Period. We can not be sure that the SEC will grant this order, but if it is granted, you would not receive any amounts that we add as a credit or Contract fees and charges deducted from those amounts, but you would keep the gains or losses on the credited amounts.

Some states' laws and IRA Rules require us to refund your Purchase Payments allocated to the Variable Investment Options instead of your Variable Account Value.

If your Contract is issued in exchange for another annuity contract or a life insurance policy, our administrative procedures may vary, depending on the state in which your contract is issued.